UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2010

iPass Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50327	93-1214598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Bridge Parkway, Redwood Shores, California	94065
(Address of principal executive offices)	(Zip Code)

(650) 232-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition

On November 4, 2010, iPass Inc. issued a press release announcing its third quarter 2010 financial results. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this Item 2.02 of this current report and in the accompanying exhibit referenced in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Item 2.02 of this current report and in the accompanying exhibit referenced in this Item 2.02 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by iPass Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2010, it was determined that Jayendra N. Patel, iPass’ Senior Vice President of Product Development, will be leaving the company, effective approximately November 18, 2010.

Item 7.01 - Regulation FD Disclosure

On November 4, 2010, iPass Inc. issued a press release announcing the declaration of a $0.07 per share special cash dividend to stockholders. The dividend is payable on December 17, 2010 to stockholders of record as of November 18, 2010 and is anticipated to be a return of capital to stockholders in 2010. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this Item 7.01 of this current report and in the accompanying exhibit referenced in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Item 7.01 of this current report and in the accompanying exhibit referenced in this Item 7.01 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by iPass Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 - Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated November 4, 2010, announcing iPass Inc.’s Third Quarter 2010 Financial Results and Special Cash Dividend of $0.07 Per Share

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPass Inc.

By:	/S/ STEVEN H. GATOFF
Name:	Steven H. Gatoff
Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: November 4, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 4, 2010, announcing iPass Inc.’s Third Quarter 2010 Financial Results and Special Cash Dividend of $0.07 Per Share